================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 22, 2003
                        (Date of earliest event reported)



                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)


                         (Commission File No. 000-32325)


             OKLAHOMA                                  73-1534474
   (State or other jurisdiction            (I.R.S. Employer Identification No.)
         of incorporation)


           ONE BENHAM PLACE
    9400 NORTH BROADWAY, SUITE 600                       73114
        OKLAHOMA CITY, OKLAHOMA                        (Zip Code)
(Address of principal executive offices)

  Registrant's telephone number, including area code:        (405) 600-0711

================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are included with this report:

Exhibit No.     Description
-----------     -----------

   99.1         Company Press Release dated May 22, 2003


ITEM 9. REGULATION FD DISCLOSURE
        (ITEM 12 INFORMATION)

     Pursuant to amended Item 12 of Form 8-K, on May 22, 2003, GMX Resources Inc. (the "Company") issued a press release announcing its earnings and operating results for the quarterly period ended March 31, 2003. A copy of the release is included as an exhibit to this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GMX RESOURCES INC.


                                       By: /s/ Ken L. Kenworthy, Sr.
                                          --------------------------------------
Date:  May 22, 2003                       Ken L. Kenworthy, Sr.
       ------------                       Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

   99.1          Company Press Release dated May 22, 2003